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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 14, 1999

                     Structured Asset Securities Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

Delaware                            333-49129                74-2440858
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)

 200 Vesey Street, New York, New York                        10285
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code (212) 526-7000


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

      On October 14, 1999, a single series of certificates, entitled LB Commercial Mortgage Trust 1999-C2, Commercial Mortgage Pass-Through Certificates, Series 1999-C2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), entered into by and among Structured Asset Securities Corporation (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class X (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333- 49129) and sold to Lehman Brothers Inc. (the "Underwriter") pursuant to an underwriting agreement between the Registrant and the Underwriter. The Underwriting Agreement is attached hereto as Exhibit 1.1.

      In connection with the sale of the Underwritten Certificates, the Registrant has been advised that prospective investors may have been furnished with certain materials attached hereto as Exhibit 99.1 that constitute "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:

Exhibit No.   Description
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1.1           Underwriting Agreement, dated as of September 29, 1999, between
              Structured Asset Securities Corporation, as seller and Lehman
              Brothers Inc., as underwriter.

4.1 Pooling and Servicing Agreement, dated as of October 1, 1999, among Structured Asset Securities Corporation, as depositor, First Union National Bank, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent.

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the sale of the Underwritten Certificates.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 14, 1999

                                      STRUCTURED ASSET SECURITIES
                                       CORPORATION


                                      By: /s/ James C. Blakemore
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                                          Name: James C. Blakemore
                                          Title: Vice President

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                                  EXHIBIT INDEX

            The following exhibits are filed herewith:

Exhibit No.                                                             Page No.
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1.1           Underwriting Agreement, dated as of September 29, 1999,
              between Structured Asset Securities Corporation, as seller and Lehman Brothers Inc., as underwriter.

4.1 Pooling and Servicing Agreement, dated as of October 1, 1999, among Structured Asset Securities Corporation, as depositor, First Union National Bank, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent.

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the sale of the Underwritten
              Certificates.


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